Exhibit 99.1
VOTE BY INTERNET — www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions C/O MELLON INVESTOR SERVICES LLC to obtain your records and to create an electronic voting instruction form. P.O. BOX 3516 SOUTH HACKENSACK, NJ 07606-3516 ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Catalytica Energy Systems, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years. VOTE BY PHONE — 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Catalytica Energy Systems, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: CATAL1 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY CATALYTICA ENERGY SYSTEMS, INC. YOUR VOTE IS IMPORTANT FAILING TO VOTE AT THE CATALYTICA SPECIAL MEETING, IN PERSON OR BY PROXY, WILL HAVE THE EFFECT OF A VOTE AGAINST THE ADOPTION OF THE CONTRIBUTION AND MERGER AGREEMENT. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL. Vote on Proposal For Against Abstain 1. Proposal to adopt the contribution and merger agreement dated as of May 8, 2007, as amended, by and among Catalytica 0 0 0 Energy Systems, Inc., Renegy Holdings, Inc., or Renegy, a wholly-owned subsidiary of Catalytica, Snowflake Acquisition Corporation, a wholly-owned subsidiary of Renegy, Renegy, LLC, Renegy Trucking, LLC, Snowflake White Mountain Power, LLC, Robert M. Worsley, Christi M. Worsley and the Robert M. Worsley and Christi M. Worsley Revocable Trust. (This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.) For address change/comments, please check this box and write them on the back where indicated. 0 Please indicate if you plan to attend the meeting. 0 0 Yes No Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

SPECIAL MEETING OF STOCKHOLDERS Thursday, September 27, 2007 10:00 a.m., local time, at Catalytica Energy Systems, Inc. 301 W. Warner Road, Suite 132 Tempe, AZ 85284 Electronic Delivery Act Now...It’s Fast & Easy Reduce paper mailed to your home and help lower Just follow these 4 easy steps: Catalytica Energy Systems, Inc.’s printing and postage costs! 1. Log onto the Internet at www.investordelivery.com Catalytica Energy Systems, Inc. is pleased to offer the convenience of 2. Have your proxy card in hand when you access viewing Proxy Statements, Annual Reports to Stockholders and related the web site and follow the instructions to obtain materials on-line. With your consent, we can stop sending paper copies your records and to create an electronic voting of these documents beginning next year until you notify us otherwise. instruction form. To participate, follow the instructions on the right. 3. Enter your e-mail address. 4. Enter a PIN number of your choice which You will receive notification when the materials are available for review. will be used for electronic voting. Website available 24 hours a day, 7 days a week THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CATALYTICA ENERGY SYSTEMS, INC. SPECIAL MEETING OF STOCKHOLDERS SEPTEMBER 27, 2007 The undersigned stockholder of Catalytica Energy Systems, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement/Prospectus, each dated August 31, 2007, and hereby appoints Robert W. Zack and Richard M. Weinroth, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Catalytica Energy Systems, Inc., to be held on Thursday, September 27, 2007, at 10:00 a.m., local time, at Catalytica Energy Systems, Inc., 301 W. Warner Road, Suite 132, Tempe, AZ 85284 and at any postponement(s) or adjournment(s) thereof, and to vote all shares of common stock that the undersigned would be entitled to vote if then and there personally present, on the matter set forth on the reverse side. In their discretion, the proxies are authorized to vote upon such other matter or matters that may properly come before the meeting and any postponement(s) and or adjournment(s) thereof. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED TO ADOPT THE CONTRIBUTION AND MERGER AGREEMENT. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. Address Change/Comments: (If you noted any Address Change/Comments above, please mark corresponding box on the reverse side.) (Continued and to be signed on reverse side)